                                                                    Exhibit 99.1

                            V. I. Technologies, Inc.
                Certification pursuant to 18 U.S.C. Section 1350
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of V. I. Technologies, Inc., (the "Company") on Form 10-Q for the quarter ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John
R. Barr, Chief Executive Officer of the Company and Thomas T. Higgins, Chief Financial Officer of the Company, each singly certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 7, 2003

                 /s/ John R. Barr                   /s/ Thomas T. Higgins
                 -----------------                  ---------------------
                 John R. Barr                       Thomas T. Higgins
                 Chief Executive Officer            Chief Financial Officer

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